Exhibit 10.4

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

THIRTEENTH AMENDMENT

to

PROGRAM AGREEMENTS

JPMORGAN CHASE BANK, N.A.

(SUCCESSOR BY MERGER TO

BANK ONE, N.A.)

This Thirteenth Amendment to Program Agreements (this “ Thirteenth Amendment”) is entered into as of the 1st day of May, 2006 (the “Thirteenth Amendment Effective Date”)  and amends  the Program Agreements , each as previously amended, entered into by and  and among JPMorgan Chase Bank, N.A. (successor  by merger to Bank One, N.A.), (“JPMorgan Chase”),  The Education Resources Institute, Inc. (“TERI”),  The First Marblehead Corporation (“FMC”) and US Bank, National Association with regard to the Guaranty Agreement between Bank One, N.A., and TERI dated May 13, 2002 (the “ Guaranty Agreement”), the Loan Origination Agreement between Bank One, N.A., and TERI dated May 1, 2002 (the “Loan Origination Agreement”), the Deposit and Security Agreement among Bank One, N.A., TERI, FMC, and US Bank National Association  (“US Bank”), dated April 30, 2001 (the “Deposit and Security Agreement) and the Note Purchase Agreement between JPMorgan Chase and FMC dated May 1, 2002 (the “Note Purchase Agreement”) (together, for purposes of this Amendment, the “Program Agreements”). Capitalized terms used herein without definition  shall have the meaning set forth  for such terms in the Program Agreements.

WHEREAS, TERI, FMC and JPMorgan Chase desire to adopt new program terms for the 2006-2007 program year for the Education One Loan Program (including the Corporate Advantage Loan Program) and the Campus One Loan Program and to make certain other amendments to the Program Agreements as provided herein below; and

WHEREAS,  in light  of JPMorgan Chase’s acquisition of Collegiate Funding Services, Inc., and the parties agreement   to terminate, as memorialized in the related  Termination Agreement (defined below), that certain Marketing Agreement between  Collegiate Funding Services LLC (“CFS”), FMC and Charter One Bank (“Charter”), dated as of May 15, 2002 (the “Marketing Agreement”), FMC and JPMorgan Chase desire to provide for  the  wind-down  and transition of the Marketing Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

I. Pricing. TERI and JPMorgan Chase hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto as Exhibit A.

II. Program Guidelines. TERI and JPMorgan Chase hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit B.

III. Minimum Purchase Price. JPMorgan Chase and FMC hereby amend and restate Section 2.05 of the Note Purchase Agreement by adopting the Minimum Purchase Price attached hereto as Exhibit C.

IV. Administrative Fees. Section 3.3(d) of the Guaranty Agreement, as adopted in the Eighth Amendment, is hereby deleted in its entirety and replaced with the following:

“Lender shall pay to TERI a Subsequent Administrative Guaranty Fee, as shown on, and computed as set forth on, Schedule 3.3, subject to reimbursement as provided in Section 2.05 of the Note Purchase Agreement. Fees due from the Lender to TERI under this Section 3.3(d) shall not be subject to the Deposit and Security Agreement.”

V. Servicing. The parties agree that, for the Campus One Loan Program, the definition of Servicer, in all Program Agreements in which that term appears, is hereby amended to include (in addition to the Pennsylvania Higher Education Assistance Agency), (a) ACS Education Services, Inc., having an address at One World Trade Center, Suite 2200, Long Beach, California 90831-2200; and (b) Great Lakes Educational Loan Services, Inc, 2401 International Lane, Madison, Wisconsin 53704.

VI. Marketing Commitment.

A. Subject to FMC’s  performance of its obligations under Section VI.(B) of this Thirteenth Amendment immediately below,  Section 2.02 of the Note Purchase Agreement, as most recently adopted in the Eleventh Amendment, is hereby amended inserting the following in lieu thereof:

“JPMorgan Chase covenants and agrees that it shall expend the following amounts in each calendar year (pro-rated for any partial calendar years) solely in support of its marketing efforts for the Education One Loan Program:

(a)                      2006:   [**] dollars ($[**]);

(b)                     2007:   [**] dollars ($[**]);

(c)                      2008:   [**] dollars ($[**]);

(d)                     2009:   [**] dollars ($[**]); and

(e)                      2010:   [**] dollars ($[**]).

B. The  performance of  the obligations under  this Section VI.(B) of this Thirteenth Amendment  shall be  a condition precedent to JPMorgan Chase’s obligation to expend the additional marketing dollars provided for under this Section VI.(A), above those required under the terms of the  Eleventh Amendment.

 (i)  That certain Termination Agreement of the Marketing Agreement, between the TERI, FMC, CFS, US Bank and Charter, effective as of May 1, 2006 (the “Termination Agreement”) shall have been executed by all parties thereto;

  (ii) FMC shall cause all  applications and inquiries for “Referral Loans” (as such term is defined in the Marketing Agreement) received after the Termination Date provided for under the Termination Agreement (“Post  Termination CFS Applications” ) to be redirected to JPMorgan Chase as follows:

•                  Post  Termination CFS Applications or inquiries received through the internet  shall be redirected to  a website designated by JPMorgan Chase;

•                  Post  Termination CFS Applications  or inquiries received through the phone shall be redirected to  a toll-free number designated by JPMorgan Chase; and

•                  Post  Termination CFS Applications  or inquiries received through the mails or by fax will be responded to by a letter, the form of which will be mutually agreed upon by JPMorgan Chase and FMC, directing such applicants to contact JPMorgan Chase.

Any loans made resulting from such  Post Termination CFS Applications or inquiries shall be governed by the terms of the Program Agreements, as amended hereby.

(iii)  FMC and/or TERI, as applicable, covenant and agree that they shall make all payments due under the Marketing Agreement and the other “Program Agreements” referenced in the Termination Agreement as set forth in those agreements. In addition, for all Referral Loans (as defined in the Marketing Agreement) with disbursements  on and after March 2, 2006, that are purchased through an FMC facilitated securitization transaction after the date of this Amendment, FMC shall [**].

(iv) FMC and TERI agree to provide to or  to cause the applicable FMC  affiliate administered securitization trust  to which the Referral Loans were sold to provide, to JPMorgan Chase the data reflected on Exhibit F hereto (the “CFS Loan Data”), in the time frame specified therein,  in order to allow Chase to optimize its efforts to market additional loans to borrowers who had previously received a CFS Loan (“Returning  CFS Borrowers”).  FMC and TERI  acknowledge and agree that JPMorgan Chase, having acquired CFS, retains exclusive rights to market TERI or FMC originated and TERI guaranteed  loans to Returning CFS Borrowers. TERI and FMC agree not to provide to any third party, without the prior written consent of JPMorgan Chase (except as otherwise permitted under the Program Agreements), information relating to CFS Loans or borrowers thereunder.

VII. Parent Loan Termination. The Fourth Amendment to Program Agreements dated as of  November 1, 2003 (“Fourth Amendment”), is hereby terminated and shall have no further force and effect; provided, however, that the terms of the Fourth Amendment shall continue to apply to all Parent Loan Program loans originated pursuant to the terms thereof.

VIII. Risk-Share Provisions.

A.                                   Program Amendments.

1.                                       Definition. The following definition is hereby added to each of the Program Agreements:

“Campus Choice Loan Program” shall mean the loan program offered to students at TERI-approved educational institutions selected by JPMorgan Chase (“Campus Choice Schools”) under which Campus Choice Loan Program  qualified borrowers may receive loans as set forth in the Program Guidelines adopted in this Thirteenth Amendment to Program Agreements for the Campus One Loan Program (as those  Program Guidelines may be amended from time to time) and Campus Choice School students  who would, but for the Campus Choice Loan Program otherwise be rejected under such Program Guidelines, will be considered for a loan involving the  pricing and modified credit terms reflected in the Exhibits attached below applicable to the Campus Choice Loan Program, and which are adopted by this Thirteenth Amendment.

2.                                       The parties hereby agree that the Campus Choice Loan Program shall be considered part of the Campus One Loan Program funded by JPMorgan Chase for all purposes under the Program Agreements, including but not limited to origination, underwriting, disbursement, and purchase, except as otherwise  set forth in this Thirteenth Amendment.

B.                                     Note Purchase Agreement.      JPMorgan Chase and FMC hereby agree as follows with respect to the Note Purchase Agreement:

1.                                       Definition. The following definition is hereby added to the Note Purchase Agreement:

“Self-Insured Loans” shall mean loans made by JPMorgan Chase under the Campus Choice Loan Program that (a) are originated, disbursed, and serviced in accordance with the criteria adopted in Exhibit F to the Loan Origination Agreement (attached hereto below), as may be  amended from time to time, (b) involve the pricing set forth in Schedule A attached to the Loan Origination Agreement (attached hereto below), as amended from time to time, and (c) are not subject to any of the terms of the Guaranty Agreement.

2.                                       Amendment. The following is hereby added to the end of Section 2.01 of the Note Purchase Agreement:

“This Agreement does not apply to Self-Insured Loans, which are not eligible for purchase hereunder.”

C.                                     Loan Origination Agreement.  JPMorgan Chase and TERI hereby agree as follows with respect to the Loan Origination Agreement:

1.                                       (a) The following is hereby added following the first paragraph of Section 1(a):

“JPMorgan Chase and TERI agree that, in addition to originating loans in accordance with the Program Guidelines, TERI shall underwrite applications and provide loan origination services for loans made under the Campus Choice Loan Program that would not otherwise qualify under the Program Guidelines (each such Loan a “Self-Insured Loan”), such underwriting and origination services to be performed in accordance with the Program Guidelines, as amended with respect to Self-Insured Loans by the supplemental criteria developed by JPMorgan Chase, which criteria are set forth on Exhibit F attached to the Thirteenth Amendment to Program Agreements. For Self-Insured Loans, the interest rates and borrower fees charged shall be those adopted by JPMorgan Chase and as set forth on Schedule A (Attachment 2) attached to the Thirteenth Amendment to Program Agreements, dated May 1, 2006 (such borrower fees, “Loan Origination Fees”).”

(b) Attachment 2  to this Amendment is hereby adopted as Schedule A to the Loan Origination Agreement.

2.                                       The following is hereby added to the beginning of the third paragraph of Section 1(a):

“If an application made by a student attending a Campus Choice School would be rejected under the criteria in the Program Guidelines, excluding the Campus Choice Loan Program element thereof , TERI shall review the application and determine whether it meets the Campus Choice Loan Program criteria set forth on Exhibit F. If the application meets such criteria, TERI shall approve the loan and document it on credit agreement forms used from time to time for the Campus Choice Loan Program. If the application meets such Campus Choice Loan Program criteria, but the loan amount requested is reduced in accordance with such criteria, TERI shall, within thirty (30) days of the  loan application date, send a notice of adverse action and counteroffer in accordance with the Equal Credit Opportunity Act and Regulation B thereunder, informing the borrower of the reduced loan amount for which the borrower has been approved.”

3.                                       The first sentence of Section 1(d)(2) is hereby amended and restated in its entirety to read as follows:

“TERI will review the data for completeness according to the credit eligibility standards established by TERI (for loans other than Self-Insured Loans, which shall be governed by the terms of this Thirteenth Amendment) and approved and adopted by JPMorgan Chase for TERI’s loan application review process, and will review the Loan documentation to ensure that it has been properly filled out and executed.”

4.                                       Section 1(d)(3) is hereby amended and restated to read in its entirety as follows:

“When TERI has possession of all necessary data relating to a particular applicant, it will review the data and determine whether the applicant qualifies for a Loan in accordance with the credit standards and guidelines contained in the Program Guidelines (or, in the case of applications in the Campus Choice Loan Program that do not otherwise qualify under the Program Guidelines, those contained in Exhibit F to this Agreement), as in effect from time to time and as approved and adopted by JPMorgan Chase.”

5.                                       The first sentence of Section 1(d)(4) is hereby amended by replacing it in its entirety with the following:

“Within three (3) business days after all necessary data has been received, TERI will, on behalf of JPMorgan Chase, provide approval or rejection of the application.  For the Campus Choice Loan Program [**], TERI will provide a conditional decision within an average time of [**] from receipt of  application (other than during scheduled maintenance periods). Decisions for graduate creditready applications in the Campus Choice Loan Program and applications that do not qualify for [**] of the Campus Choice Loan Program, TERI shall provide a conditional decision in no longer than [**] after all necessary data has been received.”

6.                                       The following is hereby added to the end of Section 1(d)(4)(v) of the Loan Origination Agreement:

“or, for Self-Insured Loans, the amount of the Loan Origination Fee (to be retained by Chase in accordance with the procedures set forth in Section 1(d)(6)) shown in Schedule A for such Loans, which amounts are charged by JPMorgan Chase and added to the loan amount.”

7.                                       The following is hereby added to the end of Section 1(d)(6) of the Loan Origination Agreement:

“The foregoing procedure shall be the same for Self-Insured Loans, except that for such loans, JPMorgan Chase will disburse the Loan and pay the Loan Origination Fee by (a) depositing in an account in the name of JPMorgan Chase Bank, N.A. as Lender (the “Account”) no later than 12:00 p.m. Eastern Standard Time [**] prior to the Disbursement Date an amount equal to the sum to be disbursed on such date, plus the Loan Origination Fee then due with respect to such disbursement.  JPMorgan Chase hereby authorizes TERI to access the Account by ACH, wire or similar means to complete the payment of such Loan Origination Fee and disbursement of the Loan on behalf of JPMorgan Chase.  Provided that these funds are transferred by JPMorgan Chase to the Account, TERI will complete disbursement of the Loan on the Disbursement Date by electronic funds delivered to the school or by a check co-payable to the school and the Borrower, will timely credit JPMorgan Chase for the Loan Origination Fee, and will forward the Loan Origination Fee to an account established at Bank of America, N.A., in the name of JPMorgan Chase as owner (“LOF Account”). On a monthly basis, TERI shall transfer funds in the LOF Account to JPMorgan Chase, including without limitation, any interest accrued.”

8.                                       The following is hereby added to the end of Section 2(b) of the Loan Origination Agreement:

“All marketing materials for the Campus Choice Loan Program shall direct applicants to a web page created by JPMorgan Chase for that particular Campus Choice School. JPMorgan Chase shall have full responsibility for hosting, supporting, and maintaining such web page and for using its commercially reasonable efforts to  ensure that Campus Choice Loan Program applicants are directed to the proper web site and no other web site to apply for their loan. JPMorgan Chase and TERI shall use commercially reasonable efforts to ensure that such web link interfaces with TERI’s web application system in a manner to obtain correct fulfillment. TERI’s website shall perform in accordance with Sections 2(b) and Exhibit A of the Loan Origination Agreement.

TERI shall report to JPMorgan Chase monthly the total principal amount of Self-Insured Loans (exclusive of origination fees charged to the borrower) that are funded, approved but not yet funded, and pending approval at each Campus Choice School. At its discretion, JPMorgan Chase may at any time close the application channel for Self-Insured Loans at any Campus Choice School and redirect loan applications from such Campus Choice School through a web link that does not include the fulfillment channel for Self-Insured Loans. JPMorgan Chase and TERI shall use commercially reasonable efforts to ensure that such web link interfaces with TERI’s web application system in a manner to obtain correct fulfillment.”

9.                                       The following is hereby added following the first sentence of Section 4 of the Loan Origination Agreement:

“For Self-Insured Loans, JPMorgan Chase shall pay [**] per disbursed loan in lieu of the fee specified in the first sentence of this Section 4 above. No other fees shall be due from Lender under the Program Agreements for Self-Insured Loans.”

10.                                 (a)                                  The following is hereby added to the end of Section 6(a) of the Loan Origination Agreement.

“TERI also agrees to provide JPMorgan Chase with the report and data specified on Exhibit E-1 attached hereto, at the frequency and timing provided therein, with respect to all applications for Self-Insured Loans.”

(b)                                 Attachment 3 attached hereto is hereby adopted as Exhibit E-1 to the Loan Origination Agreement.

D.                                    Guaranty Agreement.  JPMorgan Chase and TERI hereby agree as follows with respect to the Guaranty Agreement:

1.                                       The following definition is hereby added:

“‘Self-Insured Loans’ shall mean Loans made in the Campus Choice Loan Program to borrowers who would otherwise be rejected under the Program Guidelines for [**] but who are considered for a loan involving the credit criteria set forth on Exhibit F attached to the Thirteenth Amendment to Program Agreements, and the pricing set forth on Attachment 2 to such Amendment, both as may be amended from time to time.”

2.                                       The following is hereby added to the end of Section 2.1:

“This Agreement shall not apply to Self-Insured Loans.”

3.                                       The parties agree that the forms of credit agreement used for loans in the Campus Choice Loan Program (including but not limited to Self-Insured Loans) shall be those included with the Program Guidelines, as amended from time to time.

4.                                       The parties agree that any Campus Choice Loan Program loans guaranteed under the Guaranty Agreement may be serviced by the Pennsylvania Higher Education Assistance Agency (PHEAA) (d/b/a American Education Services), having an address at 1200 N. Seventh St., Harrisburg, Pennsylvania, 17102 (“AES”), or ACS Education Services, Inc., having an address at One World Trade Center, Suite 2200, Long Beach, California 90831-2200 (“ACS”), or at such other loan servicer, subject to approval as provided in the Program Agreements. The parties agree, however, that JPMorgan Chase shall be free, in its discretion, to choose the servicer for Self- Insured Loans.

5.                                       The parties agree that Schedule 3.3 to the Guaranty Agreement, as in effect from time to time for the Campus One Loan Program, shall apply to loans made in connection with the Campus Choice Loan Program (excluding Self-Insured Loans, which shall be governed by Exhibit F to the Loan Origination Agreement, as such exhibit may be amended from time to time).

E.                                      Deposit and Security Agreement.

JPMorgan Chase, FMC, TERI, and U.S. Bank hereby agree as follows with respect to the Deposit and Security Agreement:

1.                                       The following Section 1(p) is added to the Deposit and Security Agreement:

“Self-Insured Loans” shall mean loans made by JPMorgan Chase under the Campus Choice Loan Program that (a) are originated, disbursed, and serviced in accordance with the criteria adopted in Exhibit F to the Loan Origination Agreement, as amended from time to time, (b) involve the pricing set forth in Schedule A attached to the Loan Origination Agreement, as amended from time to time, and (c) are not subject to any of the terms of the Guaranty Agreement.

2.                                       The following is hereby added to the end of the first paragraph of Section 2:

“This Agreement shall not apply to Self-Insured Loans and no funds associated with such Loans shall be forwarded by TERI to the Agent for the Pledged Account.”

F.                                      Servicing Agreement  FMC shall enter into Supplements to Alternative Servicing Agreements  (“Servicing Supplements”) with AES and ACS in the forms attached hereto as Exhibit D. The parties agree and acknowledge that the Servicing Supplement will govern the servicing of Campus Choice Loan Program loans in [**], once those loans are purchased under the Note Purchase Agreement.

IX. Transition/Effectiveness.

(A) Sections I- IV of this Amendment are effective as follows:

(1) for each Campus One loan for which applications are received on or after May 1, 2006,

(2) for each Education One loan for which applications are received on or after May 5, 2006.

(B) Sections V - VII –of this Amendment shall be effective as of May 1, 2006.

(C) Section VIII of this Amendment ,governing the Campus Choice Loan Program, shall be effective as of May 31, 2006, the implementation date for this Program, whereupon the Tenth Amendment to Program Agreements shall be superseded by Section VIII hereof. The Tenth Amendment shall continue to govern all applications for the University of Phoenix Campus Loan Program prior to May 31, 2006, and loans made under the University of Phoenix Campus Loan Program after May 31, 2006 shall be governed by the Program Agreements as amended by this Thirteenth Amendment.

X. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

XI. Full Force and Effect.  The Program Agreements, as amended herein,  remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES		JPMORGAN CHASE BANK, N.A., as successor
INSTITUTE, INC.		by merger to Bank One, N.A.

By:	/s/ William G. Davidson, Jr.	By:	/s/ Jeffrey Levine
Name:	William G. Davidson, Jr.	Name:	Jeffrey Levine
Title:	Treasurer and CFO	Title:	SVP

THE FIRST MARBLEHEAD CORPORATION		U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Sandra M. Stark	By:	/s/ Karen Beard
Name:	Sandra M. Stark	Name:	Karen Beard
Title:	Executive Vice President	Title:	Vice President

Table of Exhibits

Attachment 1	Exhibit F to the Loan Origination Agreement (Credit Criteria for Self-Insured Loans) ++

Attachment 2	Schedule A to the Loan Origination Agreement (Pricing for Self-Insured Loans) ++

Attachment 3	Exhibit E-1 to the Loan Origination Agreement (Reporting on Self-Insured Loans)

Exhibit A	Schedule 3.3++

Exhibit B	Program Guidelines++

Exhibit C	Minimum Purchase Price

Exhibit D	Servicing Supplements

Exhibit E	[**]

Exhibit F	CFS Loan Data

++ Confidential treatment has been requested for this exhibit or schedule in its entirety.

Attachment 1

EXHIBIT F to the Loan Origination Agreement

Confidential treatment has been requested for this

exhibit in its entirety.

Attachment 2

Schedule A to the Loan Origination Agreement

Confidential treatment has been requested for this

exhibit in its entirety.

Attachment 3

EXHIBIT E-1

Origination Data for Applications for Self-Insured Loans

JPMorgan Chase to be notified of approvals and denials through Datamart.

ORIGINATIONS DATA

An electronic file containing the following information on all Chase applications for Self-Insured Loans should be delivered [**] once program begins:

a.	All application fields (sourced from Campus One application)
b.	All data returned from the Credit Bureau (i.e. FICO Score) captured in CreditDesk
c.	Date that Credit Bureau report was pulled
d.	Indicator for source of Credit Bureau report (i.e. Experian, Equifax, TransUnion)
e.	Application decision (i.e. Credit Approval/Decline/Pending, etc.)
f.	Application decision date
g.	Account Status: Booked or Not Booked
h.	Account Booked Date
i.	Loan amount
j.	Loan number
k.	Reject reason codes
l.	Pricing Tier
m.	Interest Rate

EXHIBIT B

Program Guidelines

Confidential treatment has been requested for this

exhibit in its entirety.

EXHIBIT C

Minimum Purchase Price

2.05.                        Minimum Purchase Price.

On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor.  For purposes of this Agreement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)          The unpaid principal amount ([**]) of the Seasoned Loans in the Pool; plus

(b)         [**] accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)          To the extent not paid by Advanced Fees (as defined in Schedule 3.3 of the Guaranty Agreement):

(i)             [**] fees paid by [**] to [**] with respect to such Seasoned Loans pursuant to the [**]; plus

(ii)  The amount of any [**] due to [**] at the time of the Purchase Transaction pursuant to [**] of the [**], [**] or any [**] may [**] directly; plus

(iii) [**] amount of any [**] paid by [**] to [**] at disbursement of the loan (excluding any [**] paid under [**]) that were not added to the purchase price of the Seasoned Loans; plus

(iv) [**] amount of any [**] due to [**] at the time of the Purchase Transaction pursuant to [**] of the [**], [**] or any [**] may [**] directly; plus

(d)         A marketing fee and loan premium [**]:

WITH RESPECT TO EDUCATION ONE LOANS (EXCLUDING CAMPUS ONE AND CORPORATE ADVANTAGE)

1.               with respect to Direct to Consumer K-12 Creditworthy Loans, [**];

2.               with respect to Direct to Consumer Continuing Education Creditworthy Loans, [**] for [**],[**] for [**], and [**] for [**];

3.               with respect to Direct to Consumer Undergraduate Creditworthy Loans, [**] for [**], [**] for [**], and [**] for [**];

4.               with respect to Direct to Consumer Graduate Creditworthy Loans, [**] for [**], [**] for [**], and [**] for [**];

5.               with respect to Direct to Consumer Undergraduate Creditworthy Expanded Tier Loans, [**] for [**];

6.               with respect to Direct to Consumer Graduate Creditworthy Expanded Tier Loans, [**] for [**]; and

7.               with respect to Direct to Consumer Continuing Education Creditworthy Expanded Tier Loans, [**] for [**].

WITH RESPECT TO EDUCATION ONE CORPORATE ADVANTAGE LOANS:

8.               with respect to Direct to Consumer K-12 Creditworthy Loans, [**]

9.               with respect to Direct to Consumer Continuing Education Creditworthy Loans, [**] for [**], [**] for [**], and [**] for [**];

10.   with respect to Direct to Consumer Undergraduate Creditworthy Loans, [**] for [**], [**] for [**], and [**] for [**];

11.   with respect to Direct to Consumer Graduate Creditworthy Loans, [**] for [**], [**] for [**], and [**] for [**];

12.   with respect to Direct to Consumer Undergraduate Creditworthy Expanded Tier Loans, [**] for [**];

13.   with respect to Direct to Consumer Graduate Creditworthy Expanded Tier Loans, [**] for [**]; and

14.   with respect to Direct to Consumer Continuing Education Creditworthy Expanded Tier Loans, [**] for [**].

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT AES):

15.   with respect to Bank One Campus Loan Program Continuing Education Creditworthy Loans, [**] for [**];

16.   with respect to Bank One Campus Loan Program Undergraduate Creditworthy Loans, [**] for [**] as well as the tier for Creditworthy Undergraduate Students;

17.   with respect to Bank One Campus Loan Program Graduate Creditworthy Loans, [**] for [**] as well as the tier for Creditworthy Graduate Students;

18.   with respect to Bank One Campus Loan Program Graduate Credit-ready Loans, [**];

19.   with respect to Bank One Campus Loan Program Undergraduate Creditworthy Health Profession Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession Loans; and Residency Creditworthy Health Profession Loans; [**] for [**] as well as [**] for Creditworthy HPL Students;

20.   with respect to Bank One Campus Loan Program Graduate Credit-ready Health Profession Loans; Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**];

21.   with respect to Bank One Campus Gold Loan Program Continuing Education Creditworthy Loans, [**] for [**];

22.   with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Undergraduate Students;

23.   with respect to Bank One Campus Gold Loan Program Graduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Graduate Students;

24.   with respect to Bank One Campus Gold Loan Program Graduate Credit-ready Loans, [**];

25.   with respect to Bank One Campus Gold Loan Program Undergraduate Creditworthy Health Profession  Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession  Loans; and Residency Creditworthy Health Profession  Loans, [**] in [**] as well as [**] for Creditworthy HPL Students;

26.   with respect to Bank One Campus Gold Loan Program Graduate Credit-ready Health Profession  Loans; Accelerated Credit-ready Health Profession  Loans; and Residency Credit-ready Health Profession Loans, [**].

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT ACS):

27.   with respect to Bank One Campus Loan Program Continuing Education Creditworthy Loans, [**] for [**];

28.   with respect to Bank One Campus Loan Program Undergraduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Undergraduate Students;

29.   with respect to Bank One Campus Loan Program Graduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Graduate Students;

30.   with respect to Bank One Campus Loan Program Graduate Credit-ready Loans, [**];

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT GREAT LAKES):

31.   with respect to Bank One Campus Loan Program Continuing Education Creditworthy Loans, [**] for [**];

32.   with respect to Bank One Campus Loan Program Undergraduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Undergraduate Students;

33.   with respect to Bank One Campus Loan Program Graduate Creditworthy Loans, [**] for [**] as well as [**] for Creditworthy Graduate Students;

34.   with respect to Bank One Campus Loan Program Graduate Credit-ready Loans, [**];

35.   with respect to Bank One Campus Loan Program  Undergraduate Creditworthy Health Profession Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession Loans; and Residency Creditworthy Health Profession Loans; [**] for [**] as well as [**] for Creditworthy HPL Students;

36.   with respect to Bank One Campus Loan Program Graduate Credit-ready Health Profession Loans; Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**];

(e) MINUS any Advanced Fees (as defined in Schedule 3.3 to the Guaranty Agreement) reimbursed to Lender by TERI pursuant to Schedule 3.3 of the Guaranty Agreement.

EXHIBIT D

Servicing Supplements

SUPPLEMENT TO

ALTERNATIVE SERVICING AGREEMENT

BETWEEN

ACS EDUCATION SERVICES, INC. AND

THE FIRST MARBLEHEAD CORPORATION

THIS Supplement is made this 1st day of May, 2006, by and between ACS Education Services, Inc., having an address at One World Trade Center, Suite 2200, Long Beach, California 90831-2200 (herein called the “Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston St., 34th Floor, Boston, MA 02199 (“FMC”).  Capitalized terms used herein without definition have the meanings given to them in the Alternative Servicing Agreement between the Servicer and FMC dated as of March 1, 2005, as amended (“Agreement”).

WHEREAS, the Servicer and FMC entered the Agreement, pursuant to which the parties agreed to designate from time to time TERI-guaranteed loan programs to be covered by the Agreement; and,

WHEREAS, the Servicer, Special Purpose Entity (“SPE”) and FMC wish to designate JPMorgan Chase Campus Choice Loan Program loans purchased by FMC or an SPE as TERI-guaranteed loans covered by the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained in this Supplement and the fees to be paid by FMC to the Servicer under the Agreement, and intending to be legally bound, the parties to this Supplement do hereby agree as follows:

1.                                       Solely for the purpose of identifying Student Loans to be Serviced under the Agreement, the definition of “Program Guidelines” in Section 1.9 of the Agreement is hereby amended to add the Campus Choice Loan Program loans, the servicing of which by Servicer is intended to be within the scope of the Agreement. Campus Choice Program loans are in all respects identical to JPMorgan Chase Campus One loans, but are branded separately.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the month, day and the year first above written.

ACS EDUCATION SERVICES, INC.	THE FIRST MARBLEHEAD CORPORATION

By:	By:
Name:	Name:
Title:	Title:

SUPPLEMENT TO

ALTERNATIVE SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

THE FIRST MARBLEHEAD CORPORATION

THIS Supplement is made this 1st day of May, 2006, by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania, having an address at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called the “Servicer”), and The First Marblehead Corporation, having an address at 800 Boylston St., 34th Floor, Boston, MA 02199 (“FMC”).  Capitalized terms used herein without definition have the meanings given to them in the Alternative Servicing Agreement between the Servicer and FMC dated as of October 16, 2001, as amended by a First Amendment to Alternative Servicing Agreement dated as of November 1, 2001, a Second Amendment to Alternative Servicing Agreement dated as of November 1, 2001, a Third Amendment to Alternative Servicing Agreement dated as of May 1, 2003, and a Fourth Amendment dated August 1, 2003 (“Agreement”).

WHEREAS, the Servicer and FMC entered the Agreement, pursuant to which the Parties agreed to designate from time to time additional TERI-guaranteed loan programs to be covered by the Agreement; and,

WHEREAS, the Servicer, Special Purpose Entity (“SPE”) and FMC wish to designate JPMorgan Chase Campus Choice Loan Program Loans purchased by FMC or an SPE as TERI-guaranteed loans covered by the Agreement, and

WHEREAS the Agreement provides in Section 1.9 thereof that “[t]he term [Program Guidelines] also refers to any other loan program guidelines governing loans guaranteed by TERI that the parties hereto may designate as covered by this Agreement in a written supplement to [the] Agreement.”

NOW, THEREFORE, in consideration of the mutual promises contained in this Supplement and the fees to be paid by FMC to the Servicer under the Agreement, and intending to be legally bound, the Parties to this Supplement do hereby agree as follows:

1.                                       Solely for the purpose of identifying Student Loans to be Serviced under the Agreement, the definition of “Program Guidelines” in Section 1.9 of the Agreement is hereby amended to add the Campus Choice Loan Program loans, the servicing of which by Servicer is intended to be within the scope of the Agreement. Campus Choice Program loans are in all respects identical to JPMorgan Chase Campus One loans, but are branded separately.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be duly executed as of the month, day and the year first above written.

PENNSYLVANIA HIGHER	THE FIRST MARBLEHEAD
EDUCATION ASSISTANCE AGENCY	CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Date	Date

Federal Tax Identification Number

Approved as to form and legality

PHEAA Chief Counsel

EXHIBIT E

Confidential treatment has been requested for this

exhibit in its entirety.

EXHIBIT   F
CFS Loan Data

CFS Loan Data to be Provided: The data referenced in Exhibit E to the Marketing Agreement.

Schedule for Delivery of CFS Loan Data:

1. CFS Loan Data relating to CFS Loans sold in securitization transactions prior to the March 9, 2006 transaction shall be provided  within thirty (30) days of the execution of this Thirteenth Amendment.

2. CFS Loan Data relating to CFS Loans sold in  the March 9, 2006 securitization transaction shall be provided  within sixty (60) days of the execution of this Thirteenth Amendment.